Summary Prospectus	May 16, 2018 (As revised March 14, 2019)
AMG TimesSquare Global Small Cap Fund

Class N: TSYNX	Class I: TSYIX	Class Z: TSYZX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at https://www.amgfunds.com/resources/order_literature.html. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@amg.com. The current prospectus and statement of additional information, dated May 16, 2018, as revised or supplemented from time to time, are incorporated by reference into this summary prospectus.
Investment Objective
The AMG TimesSquare Global Small Cap Fund's (the “Fund”) investment objective is to seek long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you transact in Class I shares of the Fund through a financial intermediary, you may be required to pay a commission to the financial intermediary for effecting such transactions. Such commissions are charged by the financial intermediary and are not reflected in the table or Expense Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class Z
Management Fee	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[1]	1.70%	1.65%	1.55%
Total Annual Fund Operating Expenses	2.65%	2.35%	2.25%
Fee Waiver and Expense Reimbursements[2]	(1.25)%	(1.25)%	(1.25)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	1.40%	1.10%	1.00%
[1]	Because the Fund is new, “Other Expenses” are based on estimates for the Fund’s first full fiscal year.
[2]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least May 1, 2020, to waive management fees and/or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, shareholder servicing fees, distribution and service (12b-1) fees, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 1.00% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time such amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover from the Fund such fees waived and expenses paid, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through May 1, 2020. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years
Class N	$143	$589
Class I	$112	$496
Class Z	$102	$466
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund commenced operations on or following the date of this Prospectus, the Fund has no reportable turnover rate.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small market capitalization companies (“small cap companies”). Under normal circumstances, the Fund will invest at least 35% of its net assets in investments economically tied to countries other than the U.S., or, if in the view of TimesSquare Capital Management, LLC, the subadviser to the Fund (“TimesSquare” or the “Subadviser”), market conditions are not favorable, at least 30% of its net assets in investments economically tied to countries other than the U.S., and the Fund will hold investments economically tied to a minimum of three countries other than the U.S. The Fund considers an investment to be economically tied to a country other than the U.S. if it provides investment exposure to a non-U.S. issuer. The Fund considers a company to be non-U.S. issuer if (i) it is organized outside the U.S. or maintains a principal place of business outside the U.S., (ii) its securities are traded principally outside the U.S., or (iii) during its most recent fiscal year, it derived at

SUM101-0319

AMG TimesSquare Global Small Cap Fund SUMMARY PROSPECTUS

least 50% of its revenues or profits from goods produced or sold, investments made, or services performed outside the U.S. or it has at least 50% of its assets outside the U.S.
The Fund primarily invests in U.S. and non-U.S. small cap companies, allocating investments across different countries and regions. TimesSquare considers small cap companies to be those with market capitalizations at the time of purchase within the range of capitalizations of companies in the MSCI World Small Cap Index. As of March 1, 2018, the date of the latest rebalance of the MSCI World Small Cap Index, the range of market capitalizations was $1.4 million to $13.3 billion. This capitalization range will change over time. The Fund may continue to hold securities of a portfolio company whose market capitalization subsequently drops below or appreciates above the Fund’s small market capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in securities of small cap companies at any given time. The Fund may invest in securities of issuers located in emerging markets countries. To gain exposure to foreign issuers, the Fund also may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other depositary receipts of non-U.S. listed companies and exchange-traded funds.
TimesSquare uses a bottom-up investment process driven by fundamental research conducted by its investment analysts. TimesSquare also applies a macro overlay to monitor and mitigate country risks through active management. Under normal circumstances, the Subadviser seeks to maintain a growth oriented focus and invest the Fund’s assets pursuant to the following core principles:
•	Revenue growth and profitability should drive equity returns over the long term.
•	Early-stage and traditional growth companies should provide the greatest opportunity.
•	Risk management with respect to the Fund’s portfolio should focus on avoiding losing money, rather than minimizing tracking error against the benchmark.
•	A disciplined investment process requires consistently identifying opportunities, evaluating potential returns and responding with timely buy/sell decisions.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar. The values of foreign currencies relative to the U.S. dollar may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments.
Emerging Markets Risk—investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
Growth Stock Risk—the prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions or in response to events that affect particular industries or companies.
Political Risk—changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.
Small-Capitalization Stock Risk—the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Performance
This section would normally include a bar chart and a table showing how the Fund has performed and how its performance has varied from year to year. Because the Fund has not yet completed a full calendar year of operations as of the date of this

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AMG TimesSquare Global Small Cap Fund SUMMARY PROSPECTUS

Prospectus, the bar chart and table are not shown. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
TimesSquare Capital Management, LLC
Portfolio Managers
Magnus Larsson
Director and Portfolio Manager of TimesSquare;
Lead Portfolio Manager of the Fund since its inception in 2018.
Grant R. Babyak
Senior Founding Partner, Managing Director and Portfolio Manager of TimesSquare;
Portfolio Manager of the Fund since its inception in 2018.
Ian Anthony Rosenthal, CFA
Senior Founding Partner, Managing Director and Portfolio Manager of TimesSquare;
Portfolio Manager of the Fund since its inception in 2018.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Class Z*
Regular Account: $5,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
Class Z (all accounts): $1,000
*Individual retirement accounts may only invest in Class Z shares by purchasing shares directly from the Fund.
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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